SCHEDULE 14A
                         (RULE 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for the Use
                                        of the Commission Only
                                        (as permitted by Rule
                                        14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12

                            MOOG INC.
_________________________________________________________________
        (Name of Registrant as Specified In Its Charter)
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          _______________________________________________________

     (2)  Aggregate number of securities to which transaction
          applies:
          _______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________

     (5)  Total fee paid:
          _______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          _______________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          _______________________________________________________

     (3)  Filing Party:
          _______________________________________________________

     (4)  Date Filed:
          _______________________________________________________

                                    [MOOG LOGO]

                     MOOG INC., EAST AURORA, NEW YORK 14052

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, February 10, 1999, at 9:15 a.m., for the following purposes:

          1. To elect two directors of the Company, one of whom will be a Class A director, elected by the holders of Class A shares, and one of whom will be a Class B director, elected by the holders of Class B shares, to serve three year terms expiring in 2002, or until the election and qualification of their successors.

          2. To consider and ratify the selection of KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for the 1999 fiscal year.

          3. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 28, 1998 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors

                                          JOHN B. DRENNING, Secretary

Dated: East Aurora, New York
       January 11, 1999

                                PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS OF

                                   MOOG INC.
         TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
                    1285 ELMWOOD AVENUE , BUFFALO, NEW YORK
                              ON FEBRUARY 10, 1999

     This Proxy Statement is furnished to shareholders of record on December 28, 1998 by the Board of Directors of MOOG Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, February 10, 1999, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about January 11, 1999.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy shall be deemed to confer authority to vote the shares represented by the proxy "FOR" Proposal 1, the election of directors and "FOR" Proposal 2, the ratification of KPMG Peat Marwick LLP as independent auditors for the fiscal year 1999.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Such revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

                                    GENERAL

     The Board of Directors has fixed the close of business on December 28, 1998 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 28, 1998, the Company had outstanding and entitled to vote, a total of 7,295,875 shares of Class A common stock ("Class A shares") and 1,634,372 shares of Class B common stock ("Class B shares"). Holders of Class A shares are entitled to elect at least 25% of the Board of Directors (rounded up to the nearest whole number) so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining six directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting. The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The other matter submitted to the meeting may be adopted by a majority of the votes cast, a quorum of 3,647,938 Class A shares and 817,187 Class B shares being present. The record holders of 9% Cumulative Convertible Exchangeable Preferred Shares, Series B, $1.00 par value ("Series B Preferred Stock") are not entitled to vote on the matters upon which action is to be taken at the meeting.

     In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of the selection of KPMG Peat Marwick LLP as auditors of the Company for the 1999 fiscal year. Votes withheld (including broker non-votes) in connection with the election of one or more nominees for director will not be counted and will have no effect.

                           CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP

     The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

                                                                 CLASS A                 CLASS B
                                                             COMMON STOCK(1)       COMMON STOCK(1)(2)
                                                          ---------------------   ---------------------
                                                          AMOUNT AND              AMOUNT AND
                                                          NATURE OF               NATURE OF
                                                          BENEFICIAL   PERCENT    BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNERSHIP    OF CLASS   OWNERSHIP    OF CLASS
------------------------------------                      ----------   --------   ----------   --------
Moog Inc. Savings and Stock Ownership Plan Trust(3).....   194,448       2.7       502,923       30.8
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
Moog Inc. Retirement Plan Trust(4)......................     4,155       0.1       296,603       18.1
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
Moog Family Agreement as to Voting(5)...................   149,382       2.0       289,172       17.7
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
All directors and officers as a group...................   265,872       3.6       146,309        9.0
  (See "Election of Directors," particularly footnotes 3
     and 9 to the table on pages 4 and 5)
Lord Abbett & Company...................................   582,300       8.0           -0-        -0-
  General Motors Building
  767 Fifth Avenue
  New York, NY 0153-0203
Sanford C. Bernstein & Company, Inc.....................   564,250       7.7           -0-        -0-
  767 Fifth Avenue, 22nd Floor
  New York, NY 10153-0185
First American Asset Management.........................   450,691       6.2           -0-        -0-
  601 Second Avenue South, 16th Floor
  Minneapolis, MN 55402-4302
Montgomery Asset Management.............................   385,200       5.3           -0-        -0-
  3200 Cherry Creek South Drive-370
  Denver, CO 80209-3239

---------------
(1) See the table on pages 4 and 5 containing information concerning the shareholdings of directors and officers of the Company.

(2) Class B shares are convertible into Class A shares on a share-for-share basis.

(3) Of the shares shown as beneficially owned in the table, approximately 1,776 unallocated shares of Class B Common Stock held are voted by the Trustee, Marine Midland Bank, Buffalo, New York, as directed by the Investment Committee under the Savings and Stock Ownership Plan. An additional 194,448 Class A shares and 501,147 Class B shares allocated to individual participants under the Plan are voted by the Trustee as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Investment Committee. As of September 30, 1998 2,968 of the allocated Class A shares and 18,353 of the allocated Class B shares belong to officers and are included in the share totals in the table on pages 4 and 5 for all directors and officers as a group.

(4) Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(5) Does not include options to acquire 33,500 Class A shares. See "Moog Family Agreement as to Voting" for an explanation as to how the shares shown in the table as beneficially owned are voted.

MOOG FAMILY AGREEMENT AS TO VOTING

     The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Moog Silliman, Nancy Moog Aubrecht, Douglas B. Moog and Susan L. Moog; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne M. Moog; and Albert
K. Hill, former counsel to the Company, whose shares are not covered by the agreement.

     The agreement relates to 149,382 Class A shares and 289,172 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by each of the other parties to the agreement.

     Each of the named parties granted an irrevocable proxy covering that person's shares of stock subject to the agreement to certain parties to the agreement who are required to take any action and cause all shares subject to the agreement to be voted as may be determined by the vote of any four of:
Richard A. Aubrecht, Constance Moog Silliman, Jeanne M. Moog, Douglas B. Moog, Susan L. Moog and Albert K. Hill.

     The agreement contains restrictions on the ability of any party to remove all or any shares of stock from the provisions of the agreement and further provides for each of the parties who have the right to vote in certain instances to have successors named by them. In addition, the transfer in any manner of any shares of the Company is subject to the agreement.

     The agreement, by its terms, continues in force until December 31, 2015, unless certain specified contingencies occur prior to that date.

                             ELECTION OF DIRECTORS

     One of three classes of the Board of Directors of the Company is elected annually to serve three year terms. Of the two directors whose terms of office expire at the meeting, one is a Class A director to be elected by the holders of the outstanding Class A shares and one is a Class B director to be elected by the holders of the outstanding Class B shares. Such nominees will be elected to hold office until 2002 and the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominee named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

NOMINEES AND DIRECTORS

     Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 1999 Annual Meeting of Shareholders, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

     Kenneth J. McIlraith has been a member of the Board of Directors since 1976. Upon attaining 70 years of age, in deference to the Board's policies, Mr. McIlraith has determined not to stand for re-election.

     All of the nominees have previously served as directors and have been elected as directors at prior Annual Meetings of Shareholders.

                                                                                                                    SERIES B
                                                                                                                   PREFERRED
                                                                               SHARES OF COMMON STOCK               STOCK(1)
                                                                        -------------------------------------   ----------------
                                                              FIRST               PERCENT             PERCENT            PERCENT
                                            PRINCIPAL        ELECTED                OF                  OF                 OF
                                  AGE       OCCUPATION       DIRECTOR   CLASS A    CLASS    CLASS B    CLASS    SHARES    CLASS
                                  ---       ----------       --------   -------   -------   -------   -------   ------   -------
NOMINEE FOR CLASS B DIRECTOR
TERM EXPIRING IN 2002
Joe C. Green....................  57    Executive Vice         1986      20,424       *      19,805     1.2     11,111    11.7
                                        President, Chief
                                        Admin. Officer,
                                        Moog Inc.
NOMINEE FOR CLASS A DIRECTOR
TERM EXPIRING IN 2002
Robert T. Brady(2)..............  58    Chairman of the        1984      56,576       *      29,792     1.8     11,111    11.7
                                        Board, President,
                                        Chief Executive
                                        Officer, Moog Inc.
CLASS B DIRECTORS CONTINUING IN
OFFICE
TERM EXPIRING IN 2001
Kraig H. Kayser(3)(4)...........  38    President, Chief       1998         600       *         -0-     -0-        -0-     -0-
                                        Executive Officer,
                                        Seneca Foods
                                        Corporation
Robert H. Maskrey(5)............  57    Vice President,        1998      44,192       *      20,249     1.2     13,111    13.8
                                        Moog Inc.
Albert F. Myers(6)..............  52    Vice President,        1997         500       *         -0-     -0-        -0-     -0-
                                        Treasurer,
                                        Northrop Grumman
                                        Corporation
TERM EXPIRING IN 2000
Richard A. Aubrecht(7)..........  54    Vice Chairman of       1980      45,587       *      25,207     1.5     17,222    18.2
                                        the Board, Vice
                                        President, Moog
                                        Inc.
John D. Hendrick................  60    President,             1994         500     -0-       1,000       *        -0-     -0-
                                        Director, Okuma
                                        America Corp.
CLASS A DIRECTORS CONTINUING IN
OFFICE
TERM EXPIRING IN 2001
Robert R. Banta.................  56    Executive Vice         1991       3,040       *      17,000     1.0     11,111    11.7
                                        President, Chief
                                        Financial Officer,
                                        Assistant
                                        Secretary, Moog
                                        Inc.
TERM EXPIRING IN 2000
Peter P. Poth(8)................  69    Retired Executive      1984         500       *       1,564       *        -0-     -0-
All directors and officers as
  a group (sixteen persons).....                                        265,872(9)   3.6    146,309(9)   9.0    83,771    88.3

---------------
 *  Does not exceed one percent of the class.

(1) Each share of Series B Preferred Stock, which has one vote per share on matters as to which the Class is entitled to vote, is convertible into .08585 Class A share. Under an agreement dated October 15, 1988, as amended, the eight holders of the Series B Preferred Stock appointed as proxies Vice President Richard C. Sherrill and Vice President and director Robert H. Maskrey, who will vote all shares of such stock as determined by a majority of such shares.

(2) Not included are 200 Class A shares owned by Mr. Brady's wife and 1,000 Class A shares and 3,600 Class B shares owned by Mr. Brady's wife as custodian for their children.

(3) Does not include 99,900 Class A shares and 20,300 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 55,900 Class B shares owned by Seneca Foods Corporation, of which Mr. Kayser is President and Chief Executive Officer, a director and a major shareholder. Also excluded are 86,262 Class A shares held by the Seneca Foods Foundation, of which Mr. Kayser is a director (see "Certain Beneficial Owners").

(4) Mr. Kayser has been President and Chief Executive Officer of Seneca Foods Corporation since 1993. Prior to joining Seneca Foods Corporation in 1991, Mr. Kayser was a Vice President of J.P. Morgan Investment Management. He received his B.A. from Hamilton College and M.B.A. from Cornell University.

(5) Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. Mr. Maskrey received his B.S. and M.S. in mechanical engineering from M.I.T.

(6) Mr. Myers is Corporate Vice President and Treasurer of Northrop Grumman Corporation. Formerly Chief of the Controls Branch at NASA's Dryden Flight Research Center, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in mechanical engineering from the University of Idaho. In addition, he completed a Sloan Fellowship at M.I.T. where he received an M.S. in industrial management.

(7) Nancy Moog Aubrecht, wife of Richard A. Aubrecht, is the beneficial owner of 17,815 Class A shares and 39,658 Class B shares, which are not included.

(8) Mr. Poth was Vice Chairman of Delaware North Companies, Incorporated from November 1991 until he retired in December 1992, and was its President from February 1, 1989 to October 31, 1991. From July 1983 to December 1987, he was Executive Vice President -- Administration, and from December 1, 1987 to February 1, 1989, he was a business consultant for that company.

(9) Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the "Moog Family Agreement as to Voting" described on page 3. Includes 161,520 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company's Savings and Stock Ownership Plan (the "SSOP"), the Employees' Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees' Retirement Plan and the Company have an option to purchase the shares being sold.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 26, 1998, all executive officers and directors of the Company timely filed with the Securities and Exchange Commission all required reports regarding their beneficial ownership of Company securities except Mr. Kayser, who inadvertently made late filings of his initial beneficial ownership report following his election as a director in February, 1998 and his report of a grant of stock options made to him under the 1998 Stock Option Plan.

OTHER DIRECTORSHIPS

     Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

NAME OF DIRECTOR                                        COMPANY
----------------                                        -------
Robert T. Brady.........      M & T Bank Corporation; Seneca Foods Corporation; Acme
                              Electric Corporation; Astronics Corporation; National Fuel
                              Gas Company
Richard A. Aubrecht.....      R. P. Adams Company, Inc.
Kraig H. Kayser.........      Seneca Foods Corporation

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     From September 28, 1997 to September 26, 1998, the Board of Directors held four meetings. Standing committees of the Board of Directors and the number of meetings they each held were as follows:

                             NUMBER OF
COMMITTEES                   MEETINGS                           MEMBERS
----------                   ---------                          -------
Audit......................      2       Messrs. Hendrick, McIlraith, Poth, Kayser and Myers
Executive..................      0       Messrs. Aubrecht, Banta, Brady, Green, Maskrey and
                                         Poth
Executive Compensation.....      1       Messrs. Hendrick, McIlraith, Poth, Myers and Kayser
Stock Option...............      1       Messrs. Hendrick, McIlraith, Poth, Myers and Kayser

     Every member of the Board of Directors attended at least 75% of meetings of the Board of Directors and of all committees on which he served.

     The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the compensation of corporate officers and oversees the compensation of top management of the Company. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Audit Committee recommends the engaging and discharging of the independent auditors, acts as liaison between the independent auditors and the Board of Directors, and oversees the Company's internal accounting controls. The Board of Directors does not have a Nominating Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE FOR CLASS B DIRECTOR AND THE NOMINEE FOR CLASS A DIRECTOR.

                         COMPENSATION COMMITTEE REPORT

     The Executive Compensation Committee (the "Compensation Committee") determines the compensation of corporate officers and oversees the administration of executive compensation programs. The Compensation Committee is composed solely of independent, nonemployee directors of the Company. Messrs. McIlraith, Poth, Hendrick, Myers and Kayser served on the Compensation Committee for the past fiscal year. The Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

     The goals of the Company's executive compensation program are to:

          1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment,

          2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

          3. Align executives' performance and financial interests with shareholder value.

     It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. Presently and for the foreseeable future, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

SALARIES

     Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Compensation Committee reviews management recommendations for executives' salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

MANAGEMENT PROFIT SHARING PLAN

     Under the Management Profit Sharing Plan, which is a part of an overall Employee Profit Sharing Plan approved by the Board of Directors, an individual executive's annual profit share is determined by multiplying the base salary by the product of the Company's net margin and a multiple which varies with the executive's accountabilities. The Company uses net margin as the performance parameter because it is the principal determinant of Return on Investment and its measurement is clear. The annual net margin is not affected by other complicating factors in the Company's financial structure.

     There is no management profit share paid unless the Company's net margin is at least 2% for the fiscal year. This plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended the entire profit share plan or paid only a portion of the plan. Normal full management profit share was paid to executives for fiscal year 1998. Such profit share was payable to executive officers on January 4, 1999, the date the Compensation Committee established for payment, provided the executive was employed by the Company on that date.

STOCK OPTIONS

     Stock option plans are used to relate the long-term financial interests of executives with those of shareholders.

     The Company had an Incentive Stock Option Plan and a Non-Statutory Stock Option Plan, both of which expired on December 31, 1992. Options granted under these plans and shown in the Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table on page 11 remain outstanding. All stock options granted under these plans were priced at the fair market value of the underlying stock as of the date of the grant.

     The shareholders of the Company, on February 11, 1998, approved a new Stock Option Plan providing for the grant of options which may be "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The Stock Option Plan, which will terminate on December 31, 2007, covers a total of 600,000 shares of the Company's Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The Stock Option Plan provides that the option price shall be at least equal to the fair market value of the Company's Class A common stock at the time of the grant. The Plan is administered by a committee appointed by the Board of Directors comprised of at least two directors, each of whom is a "Disinterested Board Member."

     During fiscal year 1998, Messrs. Brady, Green, Maskrey, Banta and Aubrecht received options for 8,000, 6,000, 6,000, 6,000 and 6,000 shares, respectively, and all executive officers as a group received options for a total of 60,500 shares. The options granted have an exercise price of $33.875 and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 10 for table of Option Grants in Last Fiscal Year.

OTHER COMPENSATION PLANS

     In order that the total aggregated compensation package provided officers meets the Company's goals, officers are provided certain additional benefit plans as discussed on pages 10 thru 13. These plans are comparable to those provided to executives in companies surveyed by the Company's professional compensation consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee determines the Chief Executive Officer's salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

     The Company has closely managed its business plans over the past several years in response to changing demands in a more competitive global marketplace. The Company has also completed several strategic acquisitions which strengthened its market position. The management actions have resulted in continuing improvement of overall financial performance. The fiscal year 1998 results again improved significantly over the prior year. In view of the Company's strong performance, the Compensation Committee granted salary increases to the Chief Executive Officer and other officers in 1998.

     Mr. Brady has been Chief Executive Officer since 1988, and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of today's diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 1998, but also have positioned the Company for continued success in the future.

     The Compensation Committee believes that its actions have been an effective implementation of the Company's overall compensation policies.

                                          John D. Hendrick
                                          Peter P. Poth
                                          Kraig H. Kayser
                                          Kenneth J. McIlraith
                                          Albert F. Myers

                         STOCK PRICE PERFORMANCE GRAPH
                                  1993 - 1998

     The following graph compares the cumulative total shareholder return on the Company's Class A Common Stock with that of the AMEX Market Value Index, a major market index of the American Stock Exchange, and the S&P Aerospace/Defense Index, an industry index published by Standard and Poor's Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1993 in each of the Company's Class A Common Stock, the stocks included in the AMEX Market Value Index and the stocks included in the S&P Aerospace/Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                        [STOCK PRICE PERFORMANCE GRAPH]

                                   CUMULATIVE TOTAL RETURN
                         --------------------------------------------
                         9/93    9/94    9/95    9/96    9/97    9/98
                         ----    ----    ----    ----    ----    ----
MOOG INC.                100     102     184     295     523     380
S&P AEROSPACE/DEFENSE    100     112     172     236     292     217
AMEX MARKET VALUE        100     100     118     124     156     141

                           SUMMARY COMPENSATION TABLE

     The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 26, 1998, September 27, 1997 and September 30, 1996 of the Chief Executive Officer and the other four most highly compensated executive officers at September 26, 1998 (the "Named Executives").

                                             ANNUAL COMPENSATION          SECURITIES
                                      ---------------------------------   UNDERLYING    ALL OTHER
                                             SALARY     BONUS    OTHER     OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     ($)     ($)(1)     ($)        (#)          ($)(2)
---------------------------           ----   -------   -------   ------   ----------   ------------
Robert T. Brady.....................  1998   454,354   117,684   10,501     8,000          5,188
  Chairman of the Board,              1997   403,918    65,586   10,382         0          5,188
  President, Chief Executive Officer  1996   362,473    33,601   10,234         0          5,188
Joe C. Green........................  1998   289,301    73,950    3,118     6,000          4,828
  Executive Vice President,           1997   272,925    43,603    3,098         0          4,486
  Chief Administrative Officer        1996   257,769    23,950    3,208         0         44,105
Robert H. Maskrey...................  1998   264,984    67,735   11,522     6,000          5,456
  Vice President                      1997   250,186    39,938   10,579         0          5,058
                                      1996   236,646    21,937    9,719         0          3,458
Robert R. Banta.....................  1998   260,924    66,697    7,512     6,000          4,288
  Executive Vice President,           1997   246,155    39,326    7,761         0          2,629
  Chief Financial Officer             1996   232,485    21,600    6,156         0          2,514
Richard A. Aubrecht.................  1998   249,552    63,790    4,781     6,000          5,098
  Vice Chairman of the Board,         1997   235,427    37,612    5,250         0          4,889
  Vice President                      1996   223,123    20,659    2,942         0          4,758

---------------
(1) Such bonuses were payable on January 4, 1999, the date the Compensation Committee established for payment, provided the executive was employed by the Company on that date.

(2) Amounts shown for 1998 include $0, $0, $987, $0 and $2,469 representing Company matching contributions to the Company's Savings and Stock Ownership Plan, and $5,188, $4,828, $4,468, $4,288 and $2,629 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Green, Maskrey, Banta and Aubrecht, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information as to grants of stock options made during the fiscal year ended September 26, 1998 to the Named Executives. No Stock Appreciation Rights (SARs) were granted during the fiscal year.

                                                                                       POTENTIAL REALIZABLE VALUE
                                                  INDIVIDUAL GRANTS                      AT ASSUMED ANNUAL RATES
                                  --------------------------------------------------   OF STOCK PRICE APPRECIATION
                                  NUMBER OF     % OF TOTAL                               FOR OPTION TERM ($)(2)
                                  SECURITIES     OPTIONS                               ---------------------------
                                  UNDERLYING    GRANTED TO    EXERCISE                   ASSUMED        ASSUMED
                                   OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   APPRECIATION   APPRECIATION
NAME                              GRANTED(1)   FISCAL YEAR    SHARE ($)      DATE         OF 5%          OF 10%
----                              ----------   ------------   ---------   ----------   ------------   ------------
Robert T. Brady.................    8,000          5.14%       33.875       2/8/08       170,440        431,880
Joe C. Green....................    6,000          3.86%       33.875       2/8/08       127,830        323,910
Robert H. Maskrey...............    6,000          3.86%       33.875       2/8/08       127,830        323,910
Robert R. Banta.................    6,000          3.86%       33.875       2/8/08       127,830        323,910
Richard A. Aubrecht.............    6,000          3.86%       33.875       2/8/08       127,830        323,910

---------------
(1) Only Class A stock options were granted in fiscal 1998. These options become exercisable in annual installments of 2,940 shares beginning on the first anniversary of the date of grant.

(2) Potential realizable values are based on the assumed annual growth rates for the ten-year option term. 5% annual growth would result in a stock price of $55.18 per share and 10% would result in a stock price of $87.86 per share. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     Shown below is information concerning exercises of options and Stock Appreciation Rights ("SARs") by the Named Executives during fiscal year 1998 and the number and value of their unexercised options at fiscal year-end. All options exercised in fiscal 1998 were options granted ten years ago. This information includes options and SARs granted under the Company's Incentive Stock Option Plan and Non-Statutory Stock Option Plan, both of which terminated on December 31, 1992, and options granted under the 1998 Stock Option Plan, which was approved by shareholders in February, 1998.

                                                                             NUMBER OF
                                                                            SECURITIES              VALUE OF
                                                                            UNDERLYING            UNEXERCISED
                                                                            UNEXERCISED           IN-THE-MONEY
                                                                              OPTIONS               OPTIONS
                                          SHARES ACQUIRED                    AT FISCAL             AT FISCAL
                                          ON EXERCISE(1)                     YEAR-END             YEAR-END($)
                                  -------------------------------   ---------------------------   ------------
                                            CLASS B                   CLASS A        CLASS A        CLASS A
NAME                              CLASS A   & SAR'S   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
----                              -------   -------   -----------   -----------   -------------   ------------
Robert T. Brady.................  13,000    34,000     1,093,375      32,000          8,000          708,685
Joe C. Green....................   6,000    34,000       830,500      16,000          6,000          348,125
Robert H. Maskrey...............  13,000    34,000       898,875      27,500          6,000          608,563
Robert R. Banta.................       0         0             0           0          6,000                0
Richard A. Aubrecht.............  13,000    34,000     1,129,250      27,500          6,000          608,563

---------------
(1) Class B options were exercisable in tandem with SARs.

                           EMPLOYEES' RETIREMENT PLAN

     Under the Company's Employees' Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Employees' Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

     Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher. Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) through September 30, 1994, and $150,000 (as indexed) thereafter.

     The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

     The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

                          SUPPLEMENTAL RETIREMENT PLAN

     The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

     The Supplemental Retirement Plan provides benefits for an eligible officer at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary of such officer prior to retirement, less any benefits payable under the Employees' Retirement Plan, and also less the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

     A participant's benefits are vested in the event of an involuntary termination of employment other than for active wrongdoing or other grievous cause. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change in ownership or control of the Company is deemed an involuntary termination.

     The projected annual benefits, assuming level continuation of earnings, payable at normal retirement age for each of the Named Executives under the Employees' Retirement Plan and the Supplemental Retirement Plan are:

                                               PROJECTED ANNUAL
                                                    BENEFIT
                                               PAYABLE AT NORMAL
NAME                                            RETIREMENT AGE
----                                           -----------------
Robert T. Brady..............................      $286,402
Joe C. Green.................................       173,663
Robert H. Maskrey............................       157,624
Robert R. Banta..............................       155,007
Richard A. Aubrecht..........................       147,461

                   EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

     Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements with the Company.

     The Employment Termination Benefits Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, the executive is entitled to the cash equivalent of any accrued extended vacation, but is not entitled to participate in any profit sharing award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any extended vacation benefits and stock options may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit sharing award payable after termination.

     Upon an involuntary termination, the executive is immediately vested under the Employees' Retirement Plan and Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Plan. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option's exercise price. The executive is entitled to accrued extended vacation benefits, as well as to the continuation of base compensation for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change in control of the Company, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

     During the term of the Employment Termination Benefits Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Employment Termination Benefits Agreements, the executive may not compete with the Company.

                DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

     On October 25, 1998, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $92,500. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

                           COMPENSATION OF DIRECTORS

     Non-employee directors are paid $1,667 per month and reimbursed for expenses incurred in attending Board and committee meetings. They received aggregate remuneration of $127,336 for the fiscal year ended September 26, 1998 including all fees paid to Warren B. Cutting, Director Emeritus.

     The Company's 1998 Stock Option Plan provides that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 1998, Messrs. Hendrick, Kayser, McIlraith, Myers and Poth each were granted options to purchase 500 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant. The options were granted for a period of ten years and become exercisable on the first anniversary of the grant.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Hendrick, McIlraith, Poth, Myers and Kayser served on the Compensation Committee for the past fiscal year. Mr. Kayser is also President and Chief Executive Officer, a director and a major shareholder of Seneca Foods Corporation ("Seneca"). Mr. Brady, the Company's Chairman, President and Chief Executive Officer, is a director of Seneca.

                              INDEPENDENT AUDITORS

     The Board of Directors, on recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 1999. Representatives of KPMG Peat Marwick LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS AUDITORS FOR FISCAL YEAR 1999.

               PROPOSALS OF SHAREHOLDERS FOR 2000 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2000 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to September 14, 1999. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, if notice of such a proposal is not received prior to November 28, 1999, the Company retains discretion to vote proxies it receives. If notice is received prior to November 28, 1999, discretionary voting authority may be exercised by the Company provided (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

     Copies of the 1998 Annual Report of the Company are being mailed to shareholders, together with this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Treasurer of the Company, East Aurora, New York 14052.

                                          By Order of the Board of Directors

                                          JOHN B. DRENNING, Secretary

Dated:  East Aurora, New York
       January 11, 1999

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                  Wednesday, February 10, 1999
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                 FEBRUARY 10, 1999 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS A SHARES

     The undersigned hereby appoints Richard A. Aubrecht,
Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 10, 1999, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     The Class A shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominees listed in item 1 and FOR item 2.

                          (See Reverse)

      The Board of Directors recommends that you vote FOR:
            CLASS A DIRECTOR - TERM EXPIRING IN 2002
                         Robert T. Brady


     No. 1                              The Board of Directors
Election of Director                    recommends that you vote
FOR            WITHHOLD                 FOR:
the nominee    AUTHORITY
               for the nominee                    No. 2
  [  ]              [  ]                Ratification of KPMG Peat
                                        Marwick as auditors for
                                        fiscal year 1999

                                        FOR   AGAINST   ABSTAIN
                                        [  ]    [  ]      [  ]



          No. 3               Dated:                       , 1999
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              2/7/99 in the enclosed envelope
                              which requires no postage.

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                  Wednesday, February 10, 1999
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                 FEBRUARY 10, 1999 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS B SHARES

     The undersigned hereby appoints Richard A. Aubrecht,
Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 10, 1999, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     The Class B shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominees listed in item 1 and FOR item 2.

                          (See Reverse)

      The Board of Directors recommends that you vote FOR:
            CLASS B DIRECTOR - TERM EXPIRING IN 2002
                         Joe C. Green


     No. 1                              The Board of Directors
Election of Director                    recommends that you vote
FOR            WITHHOLD                 FOR:
the nominee    AUTHORITY
               for the nominee                    No. 2
  [  ]              [  ]                Ratification of KPMG Peat
                                        Marwick as auditors for
                                        fiscal year 1999

                                        FOR   AGAINST   ABSTAIN
                                        [  ]    [  ]      [  ]



          No. 3               Dated:                       , 1999
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              2/7/99 in the enclosed envelope
                              which requires no postage.

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                  Wednesday, February 10, 1999
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                 FEBRUARY 10, 1999 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS A SHARES

     The undersigned hereby directs Marine Midland Bank, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 10, 1999, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class A shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

                          (See Reverse)

      The Board of Directors recommends that you vote FOR:
            CLASS A DIRECTOR - TERM EXPIRING IN 2002
                         Robert T. Brady


     No. 1                              The Board of Directors
Election of Director                    recommends that you vote
FOR            WITHHOLD                 FOR:
the nominee    AUTHORITY
               for the nominee                    No. 2
  [  ]              [  ]                Ratification of KPMG Peat
                                        Marwick as auditors for
                                        fiscal year 1999

                                        FOR   AGAINST   ABSTAIN
                                        [  ]    [  ]      [  ]



          No. 3               Dated:                       , 1999
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              2/7/99 in the enclosed envelope
                              which requires no postage.

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                  Wednesday, February 10, 1999
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                 FEBRUARY 10, 1999 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS B SHARES

     The undersigned hereby directs Marine Midland Bank, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 10, 1999, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class B shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

                          (See Reverse)

      The Board of Directors recommends that you vote FOR:
            CLASS B DIRECTOR - TERM EXPIRING IN 2002
                          Joe C. Green


     No. 1                              The Board of Directors
Election of Director                    recommends that you vote
FOR            WITHHOLD                 FOR:
the nominee    AUTHORITY
               for the nominee                    No. 2
  [  ]              [  ]                Ratification of KPMG Peat
                                        Marwick as auditors for
                                        fiscal year 1999

                                        FOR   AGAINST   ABSTAIN
                                        [  ]    [  ]      [  ]



          No. 3               Dated:                       , 1999
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              2/7/99 in the enclosed envelope
                              which requires no postage.

























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